UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report: August 7, 2022
Professional Holding Corp.
(Exact name of registrant as specified in its charter)

Florida	001-39215	46-5144312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

396 Alhambra Circle, Suite 255 Coral Gables, Florida,		33134
(Address of principal executive offices)		(Zip Code)
(786) 483-1757
(Registrant's telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)
SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Class	Trading Symbol(s)	Name of Exchange on which registered
Class A Common Stock, par value $0.01 per share	PFHD	NASDAQ Stock Market, LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On August 7, 2022, Professional Holding Corp. (the “Company”), the parent company of Professional Bank, entered into an Agreement and Plan of Merger (the “Agreement”) providing for the merger (the “Merger”) of the Company with and into Seacoast Banking Corporation of Florida (“SBC”), the parent company of Seacoast National Bank (“Seacoast Bank”), and the merger of Professional Bank with and into Seacoast Bank.

In accordance with and subject to the terms of the Agreement, upon completion of the Merger, each share of the Company’s common stock issued and outstanding immediately prior to the Effective Time (excluding Dissenting Shares and subject to certain adjustments set forth in the Agreement) will be converted into the right to receive 0.8909 shares of SBC common stock. Completion of the Merger is subject to shareholder approvals, the registration under the Securities Act of 1933, as amended, of the SBC shares to be issued in the Merger and the approval for listing of the SBC common stock to be issued in the Merger on NASDAQ, regulatory approvals, and other customary closing conditions and is expected to occur in the first quarter of 2023. Capitalized terms used above have the meanings ascribed to such terms in the Agreement.

The above description of the Agreement is qualified in its entirety by reference to the Agreement, which is filed as an exhibit to and incorporated by reference in this Report on Form 8-K.

An August 8, 2022 press release regarding the Agreement is filed as an exhibit to and incorporated by reference in this Report on Form 8-K.

Item 9.01    Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated August 7, 2022, by and among Seacoast Banking Corporation of Florida, Seacoast National Bank, Professional Holding Corp., and Professional Bank
99.1	Press release, issued August 8, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Professional Holding Corp.

Date: August 11, 2022	By:	/s/ Michael C. Sontag
Michael C. Sontag
Executive Vice President and Corporate Secretary